13. SUBSEQUENT EVENT	18 Months Ended
Jun. 30, 2013
Subsequent Events [Abstract]
13. SUBSEQUENT EVENT

On January 23, 2013, the Compensation Committee of the Board of Directors (the “Board”) of the Company approved the following bonuses for the Company’s executive officers in accordance with their respective employment agreements: Adam S. Grossman: $100,000, Brian Lenz: $77,250 and Dr. James Mond: $52,000. In addition, the Compensation Committee approved payment of a bonus of $25,000 to the non-executive Vice-Chairman of the Board, Dr. Jerrold B. Grossman, in accordance with the arrangement made in connection with the February 2012 private placement and merger.  The aforementioned bonuses are included in accrued expenses as of December 31, 2012.  The Compensation Committee furthermore approved three percent salary increases for its executive officers, effective February 4, 2013.

On February 28, 2013, the Company and Biotest extended the timeframe to finalize the terms of the  in-license agreement (See Note 9), which includes the in-license of certain rights to incomplete, in-process technology, the terms of which, as of September 18, 2013, the Company expects to finalize by the end of the fourth quarter of 2013.  As such, the Company expects to account for the value of this license as a charge to operations once the terms of the in-license agreement are finalized.

On April 4, 2013, the Company effected a 1.27-for-1 stock split effected by means of a 0.27-for-1 stock dividend, relating to the shares of the Company's common stock, par value $0.0001 per share.  Accordingly, all share and per share amounts have been retroactively adjusted.

Amendment to Securities Purchase Agreement (Unaudited)

On August 12, 2013, the Company entered into an amendment to its securities purchase agreement, dated as of February 13, 2012.  The amendment serves to extend the period during which the Company must use commercially reasonable efforts to complete a financing transaction (the "First Follow-On Financing") pursuant to which it would sell common stock or common stock equivalents resulting in gross proceeds of at least $5 million, from August 13, 2013 to December 24, 2013.

The counterparties signing the amendment were Burrill Capital Fund IV, LP ("Burrill"), Aisling Capital II, LP ("Aisling") and Jerrold and Adam Grossman (together with their related entities, the "Grossman Group").   The Company's director Steven Elms is the managing member of a control person of Aisling and the Company's director Dr. Dov Goldstein is a partner at Aisling.  The Company's director Bryant Fong is a managing director of the control person of Burrill.  Adam Grossman is the Company's President and Chief Executive Officer and a director.  Jerrold Grossman is a director of the Company.

Under the securities purchase agreement, as amended, in the event the Company is unable to raise at least $5 million in the First Follow-On Financing, then Burrill, Aisling and the Grossman Group will subscribe to purchase $1.5 million, $2.0 million and $0.5 million, respectively, which amounts will decline proportionately if the Company raises more than $1 million in addition to the amounts contributed by such investors.